UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2018

RIGHT OF REPLY LTD

(Exact Name of Registrant as Specified in its Charter)

England and Wales	333-221276	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1st Floor, Victory House, 99-101, Regent Street W1B4EZ, London, United Kingdom	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44020 74671700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Item 8.01 Other Events

On August 26, 2018, the Company completed its initial registered offering pursuant to its Registration Statement on Form S-1 which was declared effective on January 25, 2018 (“Initial Registration Statement”). The Company sold a total of 291,000 Ordinary Shares in that offering for an aggregate amount of $2,818,200, which represents an average price of $9.68 (£7.00). From May 14, 2018, the Company ceased offering shares pursuant to its Initial Registration Statement and that offering has closed. The Company is in the process of preparing a new Registration Statement on Form S-1 for a follow-on offering. Additional shares offered by the Company will either be offered only under its new Registration Statement (when it is declared effective) or as sales of shares in a private unregistered offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIGHT OF REPLY LTD

August 26, 2018	By:	/s/ Thomas Brooks
Thomas Brooks, Chief Executive Officer